Summary Prospectus March 1, 2024 (as revised December 10, 2024) American Century Investments® Large Cap Equity Fund

Investor Class: AFDIX I Class: AFEIX Y Class: AFYDX	A Class: AFDAX C Class: AFDCX R Class: AFDRX	R5 Class: AFDGX R6 Class: AFEDX G Class: AFEGX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/docs 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/fadocs 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated March 1, 2024 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated October 31, 2023. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital growth. Income is a secondary objective.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 14 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	Y	A	C	R	R5	R6	G
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	None¹	1.00%	None	None	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $25,000 or shareholder has elected electronic delivery)	$25	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6	G
Management Fee	0.79%	0.59%	0.44%	0.79%	0.79%	0.79%	0.59%	0.44%	0.44%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None	None
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.79%	0.59%	0.44%	1.04%	1.79%	1.29%	0.59%	0.44%	0.44%
Fee Waiver	None	None	None	None	None	None	None	None	0.44%²
Total Annual Fund Operating Expenses After Fee Waiver	0.79%	0.59%	0.44%	1.04%	1.79%	1.29%	0.59%	0.44%	0.00%
1    Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.
2    The advisor has agreed to waive the G Class’s management fee in its entirety. The advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$81	$253	$439	$978
I Class	$60	$189	$330	$738
Y Class	$45	$142	$247	$555
A Class	$675	$887	$1,117	$1,773
C Class	$182	$564	$970	$1,906
R Class	$132	$410	$708	$1,556
R5 Class	$60	$189	$330	$738
R6 Class	$45	$142	$247	$555
G Class	$0	$0	$0	$0
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
The fund will generally invest in large capitalization companies it believes show sustainable business improvement using a proprietary multi-factor model that combines fundamental measures of a stock’s value and growth potential with environmental, social, and governance (ESG) metrics. The model assigns each security a financial metrics score and an ESG score that are combined on an equal basis to create an overall score.
To measure value, the portfolio managers may use ratios of stock price-to-earnings and stock price-to-cash flow. To measure growth, the managers may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates. The model also considers price momentum. The team arrives at an ESG score by evaluating multiple metrics of each ESG characteristic—environmental, social, and governance. The portfolio managers utilize internal data and research, as well as third party commercial data sources and scoring systems, to evaluate each security’s ESG characteristics. To the extent such information is available and relevant for a particular company, portfolio managers will consider, among others, a company’s carbon emission profile, energy and water usage, or waste generation (environmental), a company’s employee turnover rates, digital privacy, or worker safety (social), and a company’s corporate leadership, including board chair independence and the independence of audit and compensation committees or shareholder rights such as say on pay (governance). If an ESG score is unavailable or incomplete, a security may still be selected for the portfolio if the portfolio managers believe they can evaluate the security qualitatively, or if the financial metrics and/or remaining ESG data merit investment. Qualitative review of portfolio securities may include examination of registration statements and other information provided by the company as well as engagement with company management.
Final scores for each security are evaluated on a sector-specific basis, and the fund seeks to hold securities with the strongest scores in their respective sectors. Using this process, the portfolio managers attempt to build a portfolio of stocks that has sustainable competitive advantages, provides better returns without taking on significant additional risk, and maintains a stronger ESG profile than the S&P 500® Index.
Under normal market conditions, the fund will invest at least 80% of its net assets in equity securities of large capitalization companies. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock. For purposes of this 80% test, the fund defines large capitalization companies as those that are in the capitalization range of the S&P 500® Index. Though market capitalization may change from time to time, as of September 30, 2024, the total market capitalization range of the S&P 500® Index was approximately $4.9 billion to $3.5 trillion.
Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
When determining whether to sell a security, the portfolio managers consider among other things, a security’s price, whether a security’s risk parameters outweigh its return opportunities, general market conditions, and whether the security meets their ESG criteria.
Principal Risks
•Style Risk –  If at any time the market is not favoring the fund’s investment process, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•Benchmark Correlation Risk – The fund’s performance will be similar to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.
•ESG Risk – Because the fund considers ESG metrics in addition to fundamental financial metrics when selecting securities, its portfolio may perform differently than funds that do not use ESG metrics. ESG considerations may prioritize long term rather than short term returns. Furthermore, when analyzing ESG criteria for securities, if the portfolio management team relies on the information and scoring models published by third party sources, there is a risk that this information might be incorrect or only take into account one of many ESG related components of portfolio companies. Moreover, scores and ratings across third party providers may be inconsistent or incomparable.
•Foreign Securities Risk –  The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Redemption Risk – The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund's transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.
•Principal Loss Risk – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns
Highest Performance Quarter (2Q 2020): 21.24% Lowest Performance Quarter (1Q 2020):-18.99%

Average Annual Total Returns For the calendar year ended December 31, 2023	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	24.20%	15.45%	11.54%	—	07/29/2005
Return After Taxes on Distributions	23.68%	15.14%	11.03%	—	07/29/2005
Return After Taxes on Distributions and Sale of Fund Shares	14.69%	12.47%	9.46%	—	07/29/2005
I Class Return Before Taxes	24.45%	15.45%	11.54%	—	07/29/2005
Y Class Return Before Taxes	24.65%	15.86%	—	13.73%	04/10/2017
A Class Return Before Taxes	16.76%	13.81%	10.60%	—	11/30/2004
C Class[1] Return Before Taxes	22.98%	14.31%	10.59%	—	11/30/2004
R Class Return Before Taxes	23.60%	14.88%	10.98%	—	07/29/2005
R5 Class[2] Return Before Taxes	24.44%	15.69%	11.76%	—	04/10/2017
R6 Class[3] Return Before Taxes	24.65%	15.86%	—	13.73%	04/01/2019
G Class Return Before Taxes	25.18%	—	—	13.88%	04/01/2019
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	—
1    C Class shares automatically convert to A Class shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
2    Historical performance for the R5 Class prior to its inception is based on the performance of I Class shares, which have the same expenses as the R5 Class shares.
3    Historical performance for the R6 Class prior to its inception is based on the performance of Y Class shares, which have the same expenses as the R6 Class shares. Since inception performance for the R6 Class is based on the Y Class inception date.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.

Portfolio Managers
Joseph Reiland, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.
Justin M. Brown, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008.
Robert J. Bove, Portfolio Manager, has been a member of the team that manages the fund since 2008.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($1,000 for Coverdell Education Savings Accounts and IRAs). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum. Investors opening accounts through financial intermediaries may open an account with $250 for Investor, A, C and R Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for the I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
There is no minimum initial investment amount for Y, R5 or R6 Class shares.
For the Investor, A, C, R, R5 and R6 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. Employer-sponsored retirement plans are not eligible to invest in the I or Y Class.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
G Class shares are available for purchase by other funds offered by American Century Investments for which it charges a management fee. In its sole discretion, American Century Investments may also make G Class shares available for purchase by other institutional clients for which American Century Investments provides investment management services for a fee pursuant to an investment advisory agreement. Currently, eligible clients are limited to commingled investment trusts or other pooled investment vehicles that utilize a target date or other asset allocation investment strategy for which American Century Investments provides asset allocation or glide path investment management services for a fee. G Class shares do not have a minimum purchase amount.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the Y, R6 and G Classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2024 American Century Proprietary Holdings, Inc. All rights reserved.
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